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                                                                    Exhibit 10.6


                                 PROMISSORY NOTE
                                     (FIRST)


PRINCIPAL AMOUNT:  $525,000                              DATE: JANUARY 12, 2000


            Christian Health Care of Missouri, Inc., a Missouri nonprofit corporation, Christian Health Care Terraces, Inc., a Missouri nonprofit corporation, Regional Care of Nevada, LLC, a Missouri limited liability company, Regional Care of Republic, LLC, a Missouri limited liability company, and Cornerstone Health Care, Inc., a Missouri corporation (hereinafter collectively referred to as "Maker"), do hereby jointly and severally promise to pay to the order of Balanced Care Corporation, a Delaware corporation ("Payee"), with its principal place of business at 1215 Manor Drive, Mechanicsburg, PA 17055, or at such other place as Payee may from time to time designate in writing, in lawful money of the United States of America, in immediately available funds the principal sum of $525,000 plus interest from and after the date hereof on the unpaid balance hereof at the Applicable Interest Rate, as defined below. Maker shall pay forty-eight (48) equal monthly installments of principal and interest on the 1st day of each calendar month commencing February 1, 2000, and continuing on the 1st day of each calendar month thereafter up to and including January 1, 2004. The balance of any principal sum remaining, together with all accrued but unpaid interest, shall be immediately due and payable in full on January 1, 2004, or upon earlier maturity hereof whether by acceleration or otherwise (the "Maturity Date").

            Any capitalized term used but not defined herein shall have the meaning ascribed to such term in that certain Asset Purchase Agreement (as amended) dated as of October 15, 1999 by and between Maker and Payee.

            The term "Applicable Interest Rate" means from the date of this Note through and including the Maturity Date, a fixed rate of ten percent (10%) per annum. All interest payable hereunder shall be calculated on the basis of a 365-day year.

            Maker may prepay this Note in whole or in part at any time, and from time to time, without premium or penalty. All payments made hereunder shall be applied first to amounts due other than interest and principal, then to accrued but unpaid interest and then to principal.

            The following events shall be Events of Default under this Note:

                        (i) failure to make any payment on this Note within twenty (20) days after the date on which the same shall become due;

                        (ii) any breach by Maker under the Guaranty (as defined below) or Lease Guaranty Fee Agreement; or
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                        (iii) adjudication of Maker as bankrupt or insolvent, or
      entry of an order, remaining unstayed by appeal or otherwise for ninety
      (90) days, appointing a receiver or trustee for Maker, or for all or any of its property, or approving a petition seeking reorganization or relief under the bankruptcy or other similar laws of the United States or of any state or of any other competent jurisdiction, or the filing by Maker of a petition seeking any of the foregoing or consenting thereto, or the filing of a petition to take advantage of any debtors' law, or making a general assignment for the benefit of creditors, or admitting in writing its inability to pay its debts as they mature.

            Upon and during the continuance of any Event of Default, Payee may at any time by notice to Maker declare the unpaid principal of this Note and all interest then accrued thereon to be due, and such principal and interest shall thereupon be immediately due and payable without presentment, protest, demand or other notice (except as provided herein), provided, however, that upon an Event of Default described in clause (iii), above, the entire balance of this Note shall thereupon be immediately due and payable in full without any action or demand by Payee. Thereafter, interest shall continue to accrue on the amount due hereunder at the Applicable Interest Rate and shall be payable upon demand.

            Maker further agrees, to the extent not prohibited by applicable law, to pay to Payee all reasonable costs and expenses incurred by Payee in the collection of this Note, including reasonable attorneys' fees, costs and expenses.

            This Note is secured by, and the Payee is entitled to the benefits of, an Agreement of Guaranty and Suretyship (the "Guaranty") made by Allen D. Kilgore, individually, in favor of Payee. Any holder of this Note is entitled to the benefits of the Guaranty to which reference is hereby made and may exercise the remedies provided for thereby or otherwise available in respect thereof.

            Maker waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note (except as provided herein), and agrees that the liability of Maker shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or notification granted or consented to by Payee. No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such future right and/or remedy on any future occasion.

            In the event any payment required by this Note is deemed to be usurious, the amount so required to be paid shall be the maximum legal amount and any amount in excess of said legal amount shall be deemed for all purposes whatsoever as applied toward reduction of the principal indebtedness hereunder.

            If any provision of this Note shall be illegal, invalid or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected and shall remain in full force and effect as though such illegal, invalid or unenforceable provision was not included in this Note.


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              In any action on this Note, Payee or its assignee need not produce or file the original of this Note, but need only produce or file a photocopy of this Note certified by Payee or such assignee to be a true and correct copy of this Note.

            This Note shall be binding on and inure to the benefit of each of Payee and Maker, and their respective successors and assigns, except Maker shall have no right to assign any rights or interests under this Note without the prior written consent of Payee, which consent, based on Payee's own internal credit evaluation policy and procedures, shall not be unreasonably withheld, delayed or otherwise conditioned.

            THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS.

            THE MAKER HEREBY AGREES THAT THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI OR, TO THE EXTENT REQUIRED BY APPLICABLE LAW, ANY MISSOURI STATE COURT, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE.

            THE PROVISIONS OF THIS NOTE MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE MAKER AND PAYEE. THIS NOTE EMBODIES THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.




               [THIS REMAINING SPACE INTENTIONALLY LEFT BLANK]
               [THE NEXT PAGE FOLLOWING IS THE SIGNATURE PAGE]


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      IN WITNESS WHEREOF, and intending to be jointly and severally legally bound, Maker has executed and sealed this Note as of the date set forth above.


WITNESS/ATTEST:                           MAKER:
                                          CHRISTIAN HEALTH CARE OF MISSOURI,
                                          INC.

By: /s/ Ray Green                         By: /s/ Allen D. Kilgore
-----------------                         ------------------------
Name: Rayburn W. Green                        Allen D. Kilgore
Title: Attorney                                      President

WITNESS/ATTEST:                           MAKER:
                                          CHRISTIAN HEALTH CARE
                                          TERRACES, INC.

By: /s/ Ray Green                         By: /s/ Allen D. Kilgore
-----------------                         ------------------------
Name: Rayburn W. Green                        Allen D. Kilgore
Title: Attorney                               President

WITNESS/ATTEST:                           MAKER:
                                          REGIONAL CARE OF NEVADA, LLC

By: /s/ Ray Green                         By: /s/ Allen D. Kilgore
-----------------                         ------------------------
Name: Rayburn W. Green                        Allen D. Kilgore
Title: Attorney                               President

WITNESS/ATTEST:                           MAKER:
                                          REGIONAL CARE OF REPUBLIC, LLC

By: /s/ Ray Green                         By: /s/ Allen D. Kilgore
-----------------                         ------------------------
Name: Rayburn W. Green                        Allen D. Kilgore
Title: Attorney                               President

WITNESS/ATTEST:                           MAKER:
                                          CORNERSTONE HEALTH CARE, INC.

By: /s/ Ray Green                         By: /s/ Allen D. Kilgore
-----------------                         ------------------------
Name: Rayburn W. Green                        Allen D. Kilgore
Title: Attorney                               President


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                                 ACKNOWLEDGMENT

STATE OF ARKANSAS
COUNTY OF WASHINGTON

      BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public duly commissioned and acting, Allen D. Kilgore, to me well known or satisfactorily proven, as the President, of Christian Health Care of Missouri, Inc., a Missouri nonprofit corporation, who stated that he was authorized to execute and deliver this Promissory Note (First) on behalf of such corporation, and further stated that he had executed and delivered this Promissory Note (First), on behalf of such corporation, for the consideration and purposes set forth herein.

      WITNESS my signature and seal as a Notary Public on January 4th, 2000.


My Commission Expires:
                                    Susan Bass
                                    --------------------------
9-1-2009                            Notary Public


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                                 ACKNOWLEDGMENT

STATE OF ARKANSAS
COUNTY OF WASHINGTON

      BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public duly commissioned and acting, Allen D. Kilgore, to me well known or satisfactorily proven, as the President, of Christian Health Care Terraces, Inc., a Missouri nonprofit corporation, who stated that he was authorized to execute and deliver this Promissory Note (First) on behalf of such corporation, and further stated that he had executed and delivered this Promissory Note (First), on behalf of such corporation, for the consideration and purposes set forth herein.

      WITNESS my signature and seal as a Notary Public on January 4th, 2000.


My Commission Expires:
                                   Susan Bass
                                   ----------
9-1-2009                           Notary Public


                                       6
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                                 ACKNOWLEDGMENT

STATE OF ARKANSAS
COUNTY OF WASHINGTON

      BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public duly commissioned and acting, Allen D. Kilgore, to me well known or satisfactorily proven, as the President, of Regional Care of Nevada, LLC, a Missouri limited liability company, who stated that he was authorized to execute and deliver this Promissory Note (First) on behalf of such corporation, and further stated that he had executed and delivered this Promissory Note (First), on behalf of such corporation, for the consideration and purposes set forth herein.

      WITNESS my signature and seal as a Notary Public on January 4th, 2000.

My Commission Expires:

                                    Susan Bass
                                    ----------
9-1-2009                            Notary Public


                                       7
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                                 ACKNOWLEDGMENT

STATE OF ARKANSAS
COUNTY OF WASHINGTON

      BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public duly commissioned and acting, Allen D. Kilgore, to me well known or satisfactorily proven, as the President, Regional Care of Republic, LLC, a Missouri limited liability company, who stated that he was authorized to execute and deliver this Promissory Note (First) on behalf of such corporation, and further stated that he had executed and delivered this Promissory Note (First), on behalf of such corporation, for the consideration and purposes set forth herein.

      WITNESS my signature and seal as a Notary Public on January 4th, 2000.

My Commission Expires:

                                    Susan Bass
                                    -----------
9-1-2009                            Notary Public


                                       8
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                                 ACKNOWLEDGMENT

STATE OF ARKANSAS
COUNTY OF WASHINGTON

      BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public duly commissioned and acting, Allen D. Kilgore, to me well known or satisfactorily proven, as the President, of Cornerstone Health Care, Inc., a Missouri corporation, who stated that he was authorized to execute and deliver this Promissory Note (First) on behalf of such corporation, and further stated that he had executed and delivered this Promissory Note (First), on behalf of such corporation, for the consideration and purposes set forth herein.

      WITNESS my signature and seal as a Notary Public on January 4th, 2000.

My Commission Expires:

                                    Susan Bass
                                    ----------
9-1-2009                            Notary Public


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